UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURTIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2003

MONSANTO COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16167	43-1878297

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri 63167

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (314) 694-1000

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX
EX-99.1 Press Release, dated February 5, 2003
EX-99.2 2002 Supplemental Data
EX-99.3 1996-2002 Biotechnology Trait Acreage
EX-99.4 2002 Financial Results Slide Presentation

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)       Exhibits

99.1	Press Release, dated February 5, 2003, issued by Monsanto Company

99.2	Fourth Quarter and Full-Year 2002 Supplemental Data (Unaudited)

99.3	1996-2002 Monsanto Biotechnology Trait Acreage

99.4	Fourth Quarter and Full-Year 2002 Financial Results Slide Presentation

ITEM 9. REGULATION FD DISCLOSURE

     On February 5, 2003, Monsanto Company issued a press release announcing our fourth quarter and full-year 2002 financial and operating results. This press release as well as the fourth quarter and full-year 2002 unaudited supplemental data and the 1996-2002 Monsanto Biotechnology Trait Acreage referenced in the press release are furnished as Exhibits 99.1, 99.2 and 99.3 hereto, respectively, and incorporated herein by reference.

     In addition, we announced in a press release issued on January 20, 2003, that a webcast conference would be held on February 5, 2003, to discuss our fourth quarter and full-year 2002 financial and operating results as well as to discuss future expectations. A slide presentation for use in conjunction with this conference call is furnished as Exhibit 99.4 hereto and incorporated herein by reference.

     The supplemental data referenced in our press release and the slide presentation for use in conjunction with our conference call will be posted to our website located at http:\\www.monsanto.com and can be viewed through the “Investor Information” page of the website under the tab “Financial Reports,” although we reserve the right to discontinue that availability at any time.

     We are furnishing the information contained in this report, including the attached supplemental data and slide presentation, pursuant to Regulation FD promulgated by the Securities and Exchange Commission (“SEC”). This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Exchange Act. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report, including the attached supplemental data and slide presentation, that is required to be disclosed solely by reason of Regulation FD or that any such information includes material investor information that is not otherwise publicly available.

     The information contained in this report, including the information contained in the attached supplemental data and slide presentation, is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, including the information contained in the attached supplemental data and slide presentation, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

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     Certain statements contained in this report, such as statements concerning our anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are “forward-looking statements.” These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, our actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for our Roundup herbicide; the accuracy of our estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of our research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; our ability to continue to manage our costs; our ability to successfully market new and existing products in new and existing domestic and international markets; our ability to obtain payment for the products that we sell; our ability to achieve and maintain protection for our intellectual property; the effects of our accounting policies and changes in generally accepted accounting principles; our exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; our ability to fund our short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in our filings with the SEC. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this report. We disclaim any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 5, 2003
MONSANTO COMPANY

		By: Name:	/s/ Michael L. DeCamp Michael L. DeCamp Assistant Secretary

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated February 5, 2003, issued by Monsanto Company

99.2	Fourth Quarter and Full-Year 2002 Supplemental Data (Unaudited)

99.3	1996-2002 Monsanto Biotechnology Trait Acreage

99.4	Fourth Quarter and Full-Year 2002 Financial Results Slide Presentation

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